UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 27, 2004
                Date of Report (Date of Earliest Event Reported)

                               ------------------

                               ACS HOLDINGS, INC.
                     (formerly known as maxxZone.com, Inc.)

             (Exact name of registrant as specified in its charter)

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           Nevada                           000-33465                      88-0503197
  (State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
          incorporation)

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                              7658 Municipal Drive
                                Orlando, FL 32819
                                  407-226-6866
              (Address of principal executive offices and zip code)

                                 (407) 226-6866
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for certain forward-looking statements. The statements contained in this Form 8-K including, but not limited to, statements made in the pro forma financial statements and notes thereto that are not historical facts (including without limitation statements to the effect that ACS Holdings, Inc. (the "Company" or "ACS") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: changes in the demand for and market acceptance of the Company's products and services; changes in general economic conditions, and, specifically, changes in the rate of economic growth in the United States and other major international economies; the presence of competitors with greater financial resources and the impact of competitive products, services and pricing; the cyclical nature of the individual markets in which the Company's customers operate; changes in investment by the energy, power and environmental industries; the availability of qualified engineers and other professional staff needed to execute contracts; the uncertain timing of awards and contracts; cost overruns on fixed, maximum or unit priced contracts; changes in trade, monetary and fiscal policies worldwide; currency fluctuations; the effect of the Company's policies, including but not limited to the amount and rate of growth of Company expenses; the continued availability to the Company of adequate funding sources; delays or difficulties in the production, delivery or installation of products and the provision of services; the ability of the Company to successfully integrate the operations of American Card Services, Inc., a Delaware corporation; the protection and validity intellectual property; specifically, the ability of the Company to achieve significant cost savings with respect to ACS's operations through reductions in business development expenses; and various legal, regulatory and litigation risks. Should one or more of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see the Company's filings with the Securities and Exchange Commission.

ITEM 2.01 COMPLETION OF OR DISPOSITION OF ASSETS.

Effective as of April 27, 2004 the Company purchased substantially all of the operating assets of American Card Services, Inc., a Delaware corporation ("ACS Delaware"), and its subsidiaries for 3,570,000,000 shares of the Company's common stock, $.001 par value per share, and the assumption of approximately $1,522,250 of liabilities. Such 3,570,000,000 shares of common stock equaled approximately 85% of the issued and outstanding shares of common stock of the Company on April 27, 2004. The assets the Company purchased from ACS Delaware includes, but is not limited to, the rights to a debit card product that can be purchased and loaded at retail merchants.

This amended Form 8-K is being filed to provide, pursuant to Item 9.01 below, the historical financial statements and related notes for ACS Delaware and to include pro forma financial information of the Company giving effect to the acquisition of substantially all of the assets and liabilities of ACS Delaware.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

(i) Consolidated balance sheets of ACS Delaware for the 3 months ended March 31, 2004 (unaudited) and as of December 31, 2002 and 2003, consolidated statements of operations, shareholder's equity, and cash flows of ACS Delaware for the 3 months ended March 31, 2004 (unaudited) and as of December 31, 2002 and 2003, together with related notes and the report of independent accountants, are filed herewith as Exhibit 99.1 and incorporated herein by reference.


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(b)  Pro Forma Financial Information.

Unaudited pro forma combined condensed balance sheet of the Company as of December 31, 2003, and unaudited pro forma combined condensed statements of operations of the Company for the twelve months ended December 31, 2003, and for the 3 months ended March 31, 2004 together with related notes, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(c)  Exhibits.

     2.1 Asset Purchase Agreement, dated as of April 21, 2004, by and between the Company and ACS Delaware. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request. Previously filed as the same numbered exhibit to the initial filing of this report.

     99.1 Consolidated balance sheets of ACS Delaware for the 3 months ended March 31, 2004 (unaudited) and as of December 31, 2002 and 2003, consolidated statements of operations, shareholder's equity, and cash flows of ACS Delaware for the 3 months ended March 31, 2004 (unaudited) and as of December 31, 2002 and 2003, together with related notes and the report of independent accountants. Filed herewith.

     99.2 Unaudited pro forma combined condensed balance sheet of the Company as of December 31, 2003, and unaudited pro forma combined condensed statements of operations of the Company for the twelve months ended December 31, 2003, and for the 3 months ended March 31, 2004, together with related notes. Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 3, 2004                       ACS HOLDINGS, INC.


                                               By:  /s/ Walter Roder
                                                 -------------------------------
                                                 Walter Roder
                                                 President and CEO


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           --------------------------------------------------------------

2.2 Asset Purchase Agreement, dated as of April 21, 2004, by and between the Company and ACS Delaware. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request. Previously filed as the same numbered exhibit to the initial filing of this report.

99.1 Consolidated balance sheets of ACS Delaware for the 3 months ended March 31, 2004 (unaudited) and as of December 31, 2002 and 2003, consolidated statements of operations, shareholder's equity, and cash flows of ACS Delaware for the 3 months ended March 31, 2004 (unaudited) and as of December 31, 2002 and 2003, together with related notes and the report of independent accountants. Filed herewith.

99.2 Unaudited pro forma combined condensed balance sheet of the Company as of December 31, 2003, and unaudited pro forma combined condensed statements of operations of the Company for the twelve months ended December 31, 2003, and for the 3 months ended March 31, 2004, together with related notes. Filed herewith.